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                                                                    EXHIBIT 21.1
                         TARRAGON REALTY INVESTORS, INC
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries and partnership interests of Tarragon Realty Investors, Inc and the state or other jurisdiction of organization or incorporation:

                                                                                                Jurisdiction of
                                                                                                  Organization
Name of Entity                                                                                  or Incorporation
--------------                                                                                  ----------------
Ansonia Apartments, L.P. 70.00%                                                                  DELAWARE
           Ansonia Acquisitions I, L.L.C.                                                        CONNECTICUT
           Ansonia Acquisitions II, L.L.C.                                                       CONNECTICUT
           Ansonia Acquisitions III, L.L.C.                                                      CONNECTICUT
           Ansonia Acquisitions IV, L.L.C.                                                       CONNECTICUT
              Dogwood Hills Mgr., Inc.                                                           CONNECTICUT
                Dogwood Hills Apartments, L.L.C.                                                 CONNECTICUT
              Emerald Pointe Apartments, L.L.C.                                                  CONNECTICUT
              Hamden Center Mgr., Inc.                                                           CONNECTICUT
              Hamden Centre Apartments, L.L.C.                                                   CONNECTICUT
              Gull Harbor Apts, L.LC.                                                            CONNECTICUT
              Ocean Beach Apartments, L.L.C.                                                     CONNECTICUT
                Ocean Beach MGR, Inc.                                                            CONNECTICUT
              Ocean Beach Apartments, L.L.C.                                                     CONNECTICUT
           Ansonia Acquisitions V, L.L.C.                                                        CONNECTICUT
           Ansonia Mix Avenue, L.L.C.                                                            CONNECTICUT
           Autumn Ridge Partners                                                                 CONNECTICUT
           Meriden East Partners                                                                 CONNECTICUT


5600 Collins Avenue, LLC                                                                         FLORIDA
5600 GP, Inc.                                                                                    FLORIDA
Acadian Place Apartments, L.L.C.                                                                 LOUISIANA
Acadian Place Holdings, L.L.C.                                                                   LOUISIANA
Accord Properties Associates, L.L.C.                                                             CONNECTICUT
Aspentree National Associates, L.P.                                                              TEXAS
Bayfront National Associates, L.P.                                                               TEXAS
Carlyle Tower National Associates Limited Partnership                                            MICHIGAN
Collegewood Property, Inc.                                                                       FLORIDA
Consolidated Capital Properties II, a Texas Limited Partnership                                  TEXAS
Cornell National, L.C.                                                                           CALIFORNIA
Creekwood Apartment Owners, L.L.C.                                                               FLORIDA
Emerson Center Company                                                                           GEORGIA
Fenwick Tarragon Apartments, L.L.C.                                                              SOUTH CAROLINA
Forest Oaks National, Inc.                                                                       TEXAS
Forest Park Tarragon, L.L.C.                                                                     CONNECTICUT
Fountainhead Apartments-National, Ltd.                                                           FLORIDA
Fountainhead, Inc.                                                                               FLORIDA
French Villa Apartments, L.L.C.                                                                  OKLAHOMA
French Villa National Associates Limited Partnership                                             OKLAHOMA
Heather Limited Partnership                                                                      MARYLAND
Heron Cove National, Inc.                                                                        FLORIDA
Houston Highway South, L.P.                                                                      TEXAS
J.S. Acquisition Corp.                                                                           NEVADA



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
Kirklevington Apartments I, L.L.C.                                                               KENTUCKY
Lake Lotta Apartments, L.L.C.                                                                    FLORIDA
Lake Point National, Inc.                                                                        TENNESSEE
Lamplighter Associates, Ltd.                                                                     GEORGIA
Liberty Building Mgr., Inc.                                                                      CONNECTICUT
Marina Park National Partners                                                                    FLORIDA
Martin's Landing Associates, Ltd.                                                                GEORGIA
Meadow Brook Apartments, L.L.C.                                                                  LOUISIANA
Midway Mills Partners, L.P.                                                                      TEXAS
Morningside National, Inc.                                                                       FLORIDA
Mountain View National, Inc.                                                                     NEVADA
Mustang Creek National, L.P.                                                                     TEXAS
Mustang National, Inc.                                                                           TEXAS
National Income Realty Investors, Inc.                                                           NEVADA
National Omni Associates, L.P.                                                                   DELAWARE
North Property Tarragon, Ltd.                                                                    FLORIDA
Observatory Partners, L.P.                                                                       TEXAS
Orlando Central Park Tarragon, L.L.C.                                                            FLORIDA
Palm Court Apartment Owners, Inc.                                                                FLORIDA
Paramus Tarragon, L.L.C.                                                                         NEW JERSEY
Parkdale Gardens National Corp.                                                                  TEXAS
PB Acquisition Corp.                                                                             NEVADA
Pinecrest Village Condominium, Inc.                                                              FLORIDA
Plantation Bay Apartments, L.L.C.                                                                FLORIDA
Rancho Sorrento Leasing Corp.                                                                    NEVADA
Regency Green National Corp.                                                                     NEVADA
Regent Circle, L.L.C.                                                                            FLORIDA
RI Panama City, Ltd.                                                                             FLORIDA
RI Windsor, Ltd.                                                                                 FLORIDA
Riverhouse Tarragon, L.L.C.                                                                      DELAWARE
SO. Elms National Associates Limited Partnership                                                 OKLAHOMA
Stewart Square National, Inc.                                                                    NEVADA
Summit on the Lake Associates, Ltd.                                                              TEXAS
Tampa Palms Tarragon, L.L.C.                                                                     FLORIDA
Tarragon Briarwest Partners                                                                      TEXAS
Tarragon Briarwest, Inc.                                                                         TEXAS
Tarragon Brooks, L.P.                                                                            TEXAS
Tarragon Development Corporation                                                                 NEVADA
Tarragon Diamond Loch, Inc.                                                                      TEXAS
Tarragon Huntsville Apartments, L.L.C.                                                           ALABAMA
Tarragon Lake Point Partnership                                                                  TENNESSEE
Tarragon Limited, Inc.                                                                           NEVADA
Tarragon Management, Inc.                                                                        TEXAS
Tarragon Mariner Plaza, Inc.                                                                     FLORIDA
Tarragon Merritt 8, Inc.                                                                         CONNECTICUT
Tarragon O'Hare Office Park, Inc.                                                                ILLINOIS
Tarragon Stoneybrook Apartments, L.L.C.                                                          FLORIDA
Tarragon Stratford, Inc.                                                                         CONNECTICUT
Tarragon Time Square I, L.P.                                                                     TEXAS
Tarragon Time Square, Inc.                                                                       TEXAS
Tarragon Turtle, Inc.                                                                            TEXAS
Tarragon University I, L.P.                                                                      TEXAS



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
Tarragon University, Inc.                                                                        TEXAS
Temple Terrace Tarragon, L.L.C.                                                                  FLORIDA
Texas National Construction, Inc.                                                                TEXAS
TRI Antelope, Inc.                                                                               NEVADA
TRI Woodcreek, Inc.                                                                              NEVADA
Vinland Aspentree, Inc.                                                                          TEXAS
Vinland Holly House, Inc.                                                                        FLORIDA
Vinland Oakbrook, Inc.                                                                           TEXAS
Vinland Park 20, Inc.                                                                            FLORIDA
Vinland Property Investors, Inc.                                                                 NEVADA
Vinland Riverside Partners, L.P.                                                                 TEXAS
Vintage Homes by Tarragon, Inc.                                                                  NEVADA
Vintage Legacy Lakes National, L.P.                                                              TEXAS
Vintage National, Inc.                                                                           TEXAS
Vista Lakes Tarragon, L.L.C.                                                                     FLORIDA
Vistas at Lake Worth Limited Partnership                                                         TEXAS
West Dale National Associates, L.P.                                                              TEXAS
Woodbrier National, L.P.                                                                         OKLAHOMA
Woodcreek National, L.C.                                                                         FLORIDA



100 East Las Olas, Ltd.  (69.50%)                                                                FLORIDA
601 Ninth Street Development, L.L.C.  (90.00%)                                                   NEW JERSEY
Adams Street Development, L.L.C. (40.00%)                                                        NEW JERSEY
Ansonia Apartments, L.P.  (70.00%)                                                               DELAWARE
Ansonia Liberty, L.L.C.   (90.00%)                                                               CONNECTICUT
Antelope Pines Estates, L.P.   (49.00%)                                                          CALIFORNIA
Block 88 Development, L.L.C. (40.00%)                                                            NEW JERSEY
Block 99/102 Development, L.L.C. (40.00%)                                                        NEW JERSEY
Calistoga Ranch Owners, L.L.C.   (5.00%)                                                         CALIFORNIA
CR Tarragon Palm Springs, L.L.C. (25.00%)                                                        CALIFORNIA
Danforth Apartment Owners, L.L.C.   (99.00%)                                                     FLORIDA
East Las Olas, Ltd., a Florida limited partnership  (69.50%)                                     FLORIDA
English Village Partners, a California limited partnership  (90.00%)                             CALIFORNIA
Guardian-Jupiter Partners, Ltd.  (70.00%)                                                        FLORIDA
Lake Sherwood Partners, L.L.C.  (70.00%)                                                         FLORIDA
Larchmont Associates Limited Partnership  (20.00%)                                               MARYLAND
M8CP, Inc.  (50.00%)                                                                             CONNECTICUT
Merritt 8 Acquisitions, L.L.C.  (74.50%)                                                         CONNECTICUT
Merritt Stratford, L.L.C.  (49.50%)                                                              CONNECTICUT
MSCP, Inc.  (50.00%)                                                                             CONNECTICUT
Newport / Plantation Property, L.C.  (90.00%)                                                    FLORIDA
Omni Equities Corporation  (50.00%)                                                              FLORIDA
One Las Olas, Ltd.  (67.02%)                                                                     FLORIDA
Palm Grove Gardens, Ltd.  (90.00%)                                                               FLORIDA
Silver Creek Apartments, Ltd.  (90.00%)                                                          FLORIDA
Stone Creek Apartments, L.L.C.   (25.00%)                                                        DELAWARE
Stone Creek Associates I, L.L.C.   (72.19%)                                                      COLORADO
Summit / Tarragon Murfreesboro, L.L.C.   (70.00%)                                                TENNESSEE
Tarragon 820, L.P.  (90.00%)                                                                     TEXAS
Tarragon Calistoga, L.L.C.  (80.00%)                                                             NEVADA



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
Tarragon Development Company, L.L.C.  (50.00%)                                                   DELAWARE
Tarragon Savannah I, L.L.C.   (99.00%)                                                           GEORGIA
Tarragon Savannah II, L.L.C.   (99.00%)                                                          GEORGIA
Thirteenth Street Development, L.L.C.   (90.00%)                                                 NEW JERSEY
Vineyard at Eagle Harbor, L.L.C.   (99.00%)                                                      FLORIDA
Woodcreek Garden Apartments, a California limited partnership  (49.00%)                          CALIFORNIA